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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): December 19, 2002

                              CELLSTAR CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                         0-22972                 75-2479727
(State of incorporation)        (Commission file number)      (I.R.S. employer
                                                             identification no.)


                 1730 Briercroft Court, Carrollton, Texas 75006
               (Address of principal executive offices) (Zip code)

               Registrant's telephone number, including area code:
                                 (972) 466-5000

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ITEM 5. OTHER EVENTS

On December 19, 2002, CellStar Corporation issued a press release to state that the total shares of common stock outstanding as reflected on Nasdaq.com is incorrect, and should be 20,354,365 shares. The press release is attached as an Exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(c)  Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Number      Description of Exhibit
------      ----------------------

99.1        Press Release dated December 19, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CELLSTAR CORPORATION

Date:  December 19, 2002        By: /s/ Elaine Flud Rodriguez
                                   ---------------------------------------------
                                Name: Elaine Flud Rodriguez
                                Title: Senior Vice President and General Counsel

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                                  EXHIBIT INDEX

Number          Description of Exhibit
------          ----------------------

99.1            Press Release dated December 19, 2002